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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 15, 2006
                                                     -----------------

                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

             OHIO                    0-05544                 31-0783294
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

                 9450 Seward Road, Fairfield, Ohio   45014
           (Address of principal executive offices)(Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  Entry into a Material Definitive Agreement
----------


Effective January 1, 2007, the Corporation will enter into Change in Control agreements ("2007 CIC Agreement") with certain officers including executive officers of the Corporation. The 2007 CIC Agreement replaces the Change in Control Agreement currently in place that is due to expire on December 31, 2006. A copy of the 2007 CIC Agreement is attached hereto as
Exhibit 1.2 and hereby incorporated by reference.


ITEM 8.01.  Other Events
----------

On November 15, 2006, Ohio Casualty Corporation (the "Corporation") issued a press release announcing that the directors of the Corporation have declared a quarterly dividend of $.09 cents per share, payable December 12, 2006 to shareholders of record on December 1, 2006. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits
----------

(c)  Exhibits

     Exhibit No.   Description
     -----------   -----------

         1 Ohio Casualty Corporation Change in Control Agreement effective January 1, 2007

         99 Press release dated November 15, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com.







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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                              (Registrant)






November 16, 2006                      /s/  Debra K. Crane
                                       -------------------------------------
                                       Debra K. Crane, Senior Vice President,
                                         General Counsel and Secretary






                               Exhibit Index
                               -------------

                        Current Report on Form 8-K
                          Dated November 15, 2006


Exhibit No.   Description
-----------   -----------


   1 Ohio Casualty Corporation Change in Control Agreement effective January 1, 2007

   99 Press release dated November 15, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com







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